UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

Indevus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue

Lexington, MA 02421-7966

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781-861-8444)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 11, 2006, Indevus Pharmaceuticals, Inc. (“Indevus”), Hayden Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Indevus, and Valera Pharmaceuticals, Inc. (“Valera”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Indevus will acquire Valera. The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Under the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of Indevus, Merger Sub and Valera, Merger Sub will be merged with and into Valera (the “Merger”), the separate corporate existence of Merger Sub will cease and Valera will continue as the surviving corporation of the Merger and as a wholly-owned subsidiary of Indevus. The merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and be tax-free to Indevus and to Valera stockholders.

Pursuant to the Merger Agreement, upon the closing of the Merger, each share of common stock of Valera outstanding immediately prior to the closing of the Merger (other than shares held by Valera or Indevus or any stockholders who properly exercise dissenters’ rights under Delaware law), will automatically be converted into the right to receive a number of shares of Indevus common stock equal to $7.75 divided by the volume weighted average of the closing prices of Indevus common stock during the 25 trading days ending on the fifth trading day prior to the date of the Valera stockholders’ meeting to consider the Merger (the “Indevus Common Stock Value”). The exchange ratio is subject to a collar such that if the Indevus Common Stock Value falls outside of the collar the exchange ratio will become fixed. If the Indevus Common Stock Value is greater than $8.05, then the exchange ratio will be .9626, and if it is less than $6.59, then the exchange ratio will be 1.1766. Cash will be paid in lieu of fractional shares.

In addition to the shares of Indevus common stock as provided above, subject to the terms and conditions set forth in contingent stock rights agreements to be entered into between Indevus and a Rights Agent, each outstanding share of Valera common stock will be converted into the right to receive one contingent stock right (“CSR”) for each of three Valera products in development–Supprelin-LA, ureteral stent and VP003 (Octreotide implant)–convertible for $1.00, $1.00 and $1.50, respectively, worth of Indevus common stock upon Indevus receiving an approval letter from the U.S. Food and Drug Administration (“FDA”) with respect to such product (and, in the case of Supprelin-LA, Indevus possesses a specified amount of inventory of commercially saleable units of Supprelin-LA). If FDA approval (and the commercially saleable unit requirement in the case of Supprelin-LA) is not achieved within three years of closing in the case of Supprelin-LA and within five years of closing in the case of ureteral stent and VP003 (Octreotide implant), the respective CSRs will expire.

Each option to purchase shares of Valera common stock outstanding upon the closing of the Merger will be cancelled in exchange for the right to receive the following consideration:

•	Option holders that consent to the proposed treatment of Valera options will receive the following: (a) options with exercise prices below $7.75 per share will receive (i) at closing, Indevus common stock based on the spread between $7.75 and the exercise price of the option and (ii) Indevus’ unfunded and unsecured promise to issue, in the future, the number of shares of Indevus common stock that would have been issuable had option holders received CSRs; and (b) options with exercise prices of $7.75 or more will receive Indevus’ unfunded and unsecured promise to issue, in the future, the number of shares of Indevus common stock determined by a formula based on the equivalent of the CSRs, net of the option exercise price exceeding $7.75.

•	Option holders that do not provide consent to the proposed treatment of Valera options will receive the following: (a) options with exercise prices below the closing price of Valera common stock on the trading day immediately preceding the closing of the Merger will receive shares of Indevus common stock based on the spread between Valera’s closing stock price on the trading day immediately preceding the effective time and the exercise price of the option, but will not receive CSRs; and (b) options with exercise prices equal to or greater than the closing price of Valera common stock on the trading day immediately preceding the closing of the Merger will not be entitled to any consideration upon cancellation.

Completion of the Merger is subject to various customary conditions, including, among others, (i) requisite approvals of Indevus and Valera stockholders, (ii) effectiveness of the registration statement for the Indevus securities to be issued in the Merger, (iii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (iv) absence of any governmental action challenging or seeking to prohibit the Merger.

The Merger Agreement contains customary representations, warranties and covenants of Indevus and Valera, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger, (ii) not to engage in certain kinds of transactions during this interim period, (iii) to hold a stockholder meeting to put these matters before their stockholders for their consideration and (iv) to use their reasonable best efforts to take all actions necessary to obtain approval under all applicable antitrust laws. Valera is also subject to a “no shop” restriction on its ability to solicit alternative acquisition proposals, provide information and engage in discussion with third parties, except under limited circumstances to permit Valera’s board of directors to comply with its fiduciary duties. Indevus is also subject to a covenant to use commercially reasonable efforts to develop, in the ordinary course, Supprelin-LA for a period of three years and the ureteral stent and VP003 (Octreotide implant) for a period of five years.

The Merger Agreement contains certain termination rights for both Indevus and Valera and further provides that, upon termination of the Merger Agreement under specified circumstances, Valera or Indevus may be required to pay the other a termination fee of $5,000,000. The Merger Agreement also provides that under specified circumstances where the termination fee is not otherwise payable, Valera or Indevus may be required to reimburse the non-terminating party for up to $3,000,000 of reasonable out-of-pocket expenses. Any expenses paid by Valera or Indevus will be credited against the termination fee if the termination fee subsequently becomes payable by that party.

The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Indevus and Valera. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger Agreement together with the other information concerning Indevus that Indevus publicly files in reports and statements with the Securities and Exchange Commission.

Voting Agreements

In connection with the Merger Agreement, Indevus and Hayden Merger Sub, Inc. have entered into voting agreements (each a “Voting Agreement”) with certain affiliated funds of Sanders Morris Harris, Inc. and with Psilos Group Partners II-S, L.P. (each a “Stockholder”) collectively owning approximately 41.4% of Valera’s outstanding shares as of December 11, 2006. The following description of the Voting Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full texts of each Voting Agreement, which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Pursuant to each Voting Agreement, the Stockholder agreed to vote its shares in favor of the Merger and against any transaction or other action that would interfere with the Merger. The Stockholder’s agreement to vote its shares of Valera common stock as described above is subject to limitations if the Valera board of directors changes its recommendation with respect to the Merger. Under such circumstances, the Stockholder is required to vote in favor of the Merger (or against another transaction) only a number of shares equal to half of the outstanding shares

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of Valera common stock that it owns, with the remaining half of its shares required to be voted in the same proportion as all other shares of Valera common stock not beneficially owned by any of the Stockholders. The Voting Agreement also prohibits the Stockholder from taking various actions that could be expected to facilitate a competing takeover proposal or otherwise be inconsistent with or violative of the provisions of the Voting Agreement.

Item 7.01	Regulation FD Disclosure.

On December 12, 2006, Indevus posted on its website a presentation for investors and fact sheet with respect to the proposed business combination transaction with Valera. A copy of each of the presentation for investors and fact sheet is attached hereto as Exhibit 99.1 and 99.2.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 11, 2006, by and among Indevus Pharmaceuticals, Inc., Hayden Merger Sub, Inc. and Valera Pharmaceuticals, Inc.*

10.1	Voting Agreement, dated as of December 11, 2006, by and among Indevus Pharmaceuticals, Inc., Hayden Merger Sub, Inc. and certain affiliated funds of Sanders Morris Harris, Inc.

10.2	Voting Agreement, dated as of December 11, 2006, by and among Indevus Pharmaceuticals, Inc., Hayden Merger Sub, Inc. and Psilos Group Partners II-S, L.P.

99.1	Presentation for investors of Indevus Pharmaceuticals, Inc., dated December 12, 2006.

99.2	Fact Sheet relating to the transaction, dated December 12, 2006.

*	Except for Exhibits 2.1(d)(ii)(A) and 2.1(d)(ii)(B) to the Agreement and Plan of Merger, all other exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Indevus will furnish the omitted exhibits to the Securities and Exchange Commission upon request by the Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties. Indevus cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed business combination transaction involving Indevus and Valera, including future financial and operating results, Indevus’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Indevus’ filings with the Securities and Exchange Commission. These include risks and uncertainties relating to: the ability to obtain the requisite Indevus and Valera stockholder approvals; the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; market acceptance for the transaction and approved products; risks of regulatory review and clinical trials; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to acquire and develop new products; reliance on intellectual property and having limited patents and proprietary rights; general

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worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. Indevus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Merger between Indevus and Valera, Indevus intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials. The final joint proxy statement/prospectus will be mailed to the stockholders of Indevus and Valera. INVESTORS AND SECURITY HOLDERS OF INDEVUS AND VALERA ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEVUS, VALERA AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Indevus or Valera with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents (when they are available) filed with the SEC by Indevus by directing a request to: Indevus Pharmaceuticals, Inc., 33 Hayden Avenue, Lexington, MA 02421-7966, Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Valera by contacting Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512 Attn: Investor Relations.

Participants in the Merger Solicitation

Indevus, Valera and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Indevus and Valera in favor of the Merger. Information about the executive officers and directors of Indevus and their ownership of Indevus common stock is set forth in Indevus’ Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006 and the proxy statement for Indevus’ 2006 Annual Meeting of Stockholders, which was filed with the SEC on January 30, 2006. Information regarding Valera’s directors and executive officers and their ownership of Valera common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 20, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Indevus, Valera and their respective executive officers and directors in the Merger by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEVUS PHARMACEUTICALS, INC.

Dated:	December 12, 2006	By:	/s/ Glenn L. Cooper
Glenn L. Cooper
Chairman and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of December 11, 2006, by and among Indevus Pharmaceuticals, Hayden Merger Sub, Inc. and Valera Pharmaceuticals, Inc.*

10.1	Voting Agreement, dated as of December 11, 2006, by and among Indevus Pharmaceuticals, Inc., Sub, Inc. and certain affiliated funds of Sanders Morris Harris, Inc.

10.2	Voting Agreement, dated as of December 11, 2006, by and among Indevus Pharmaceuticals, Inc., Sub, Inc. and Psilos Group Partners II-S, L.P.

99.1	Presentation for investors of Indevus Pharmaceuticals, Inc., dated December 12, 2006.

99.2	Fact Sheet relating to the transaction, dated December 12, 2006.

*	Except for Exhibits 2.1(d)(ii)(A) and 2.1(d)(ii)(B) to the Agreement and Plan of Merger, all other exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Indevus will furnish the omitted exhibits to the Securities and Exchange Commission upon request by the Commission.